UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2023 (April 27, 2023)

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange
4.250% Junior Subordinated Debentures	GL PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2023, Globe Life Inc. (the "Company") filed a Certificate of Amendment to its Restated Certificate of Incorporation (the “Amendment”) with the Delaware Secretary of State. The Amendment amended Article NINTH of the Company’s Restated Certificate of Incorporation to provide for exculpation of liability for officers of the Company for certain breaches of fiduciary duties, similar to the protections currently available for directors of the Company.

The foregoing summary of the terms of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Securities Holders.
(a) Annual Meeting of Shareholders held April 27, 2023

(b) Proposals:

Proposal I — Election of Directors for One-Year Terms

	For	Against	Abstain	Broker Non-Vote
1.1 Linda L. Addison	78,407,520	357,976	57,804	8,409,957
1.2 Marilyn A. Alexander	77,690,259	1,093,255	39,786	8,409,957
1.3 Cheryl D. Alston	77,554,884	1,208,633	59,783	8,409,957
1.4 Mark A. Blinn	76,856,201	1,925,278	41,821	8,409,957
1.5 James P. Brannen	77,436,752	1,343,623	42,924	8,409,957
1.6 Jane Buchan	74,570,258	4,194,304	58,738	8,409,957
1.7 Alice S. Cho	78,618,864	165,925	38,511	8,409,957
1.8 J. Matthew Darden	78,435,213	319,003	69,084	8,409,957
1.9 Steven P. Johnson	78,097,934	664,394	60,972	8,409,957
1.10 David A. Rodriguez	78,645,081	140,771	37,448	8,409,957
1.11 Frank M. Svoboda	78,449,136	308,164	66,000	8,409,957
1.12 Mary E. Thigpen	78,356,273	415,149	51,878	8,409,957

Proposal II — Ratification of Deloitte & Touche LLP as Independent Auditor for 2023

	For	Against	Abstain	Broker Non-Vote
Deloitte & Touche LLP	84,340,804	2,831,069	61,384	—

Proposal III — Advisory Approval of 2022 Executive Compensation (Annual "Say-on-Pay")

	For	Against	Abstain	Broker Non-Vote
2022 Executive Compensation	66,063,072	12,580,175	180,052	8,409,957

Proposal IV — Advisory Approval of Frequency of Executive Compensation Voting

	1 YEAR	2 YEARS	3 YEARS	Abstain	Broker Non-Vote
Frequency Voting	76,989,661	95,717	1,615,680	122,241	8,409,957

Proposal V — Approval of Second Amendment to 2018 Incentive Plan

	For	Against	Abstain	Broker Non-Vote
Second Amendment to 2018 Incentive Plan	67,675,473	10,749,821	398,005	8,409,957

Proposal VI — Approval of Amendment to Restated Certificate of Incorporation

	For	Against	Abstain	Broker Non-Vote
Amendment to Restated Certificate of Incorporation	67,597,324	10,916,024	309,952	8,409,957

(c) Not applicable.
(d) Globe Life Inc. will include a shareholder vote on the compensation of executives in its proxy materials each year until the next required vote on the frequency with which shareholders will vote on the compensation of executives as disclosed in proxy statements, which will occur in 2029.

Item 9.01    Financial Statement and Exhibits.

(a) Financial Statements of businesses acquired.
Not applicable.

(b) Pro forma financial information.
Not applicable.

(c) Shell company transactions.
Not applicable.

(d) Exhibits.
(3.1) Amendment to Restated Certificate of Incorporation

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: May 2, 2023

/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary